     As filed with the Securities and Exchange Commission on June 15, 2000

================================================================================

                      Securities And Exchange Commission
                            Washington, D.C. 20549

                               _________________

                                   FORM 8--K

                                CURRENT REPORT

                               _________________


Date of report (date of earliest event reported):   June 13, 2000


                       PINNACLE OIL INTERNATIONAL, INC.
            (Exact name of registrant as specified in its charter)



         Nevada                                     0-24027                   61-1126904
(State or other jurisdiction of              (Commission File Number)      (I.R.S. Employer
incorporation or organization)                                              Identification No.)

          Suite 750 Phoenix Place, 840-7/th/ Avenue, S.W., Calgary,
                            Alberta, Canada T2P 3G2
              (Address of principal executive offices) (Zip Code)

                                      N/A
         (Former name or former address, if change since last report)

================================================================================

Item 1.   Changes In Control Of Registrant

Not applicable

Item 2.   Acquisition Or Disposition Of Assets

Not applicable

Item 3.   Bankruptcy Or Receivership

Not applicable

Item 4.   Changes In Registrant's Certifying Accountant

Not applicable

Item 5.   Other Events

Effective June 6, 2000, the Board of Directors and a majority of the holders of the common stock of the registrant approved the change in the registrant's name from "Pinnacle Oil International, Inc." to "Energy Exploration Technologies." This name change was effected through an amendment to our articles of incorporation filed on June 13, 2000 with the Nevada Secretary of State.

Item 6.   Resignations Of Registrant's Directors

Not applicable

Item 7.   Financial Statements And Exhibits

Not applicable

Item 8.   Change In Fiscal Year

Not applicable

Item 9.   Sales Of Equity Securities Pursuant To Regulation S

Not applicable


                                  Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated at Calgary, Alberta, Canada, this 14th day of June, 2000.


                                        Pinnacle Oil International, Inc.

                                        By:  /s/ George Liszicasz
                                           -----------------------------
                                             George Liszicasz
                                             Chief Executive Officer
                                             (principal executive officer)

                                  By:   /s/ Daniel C. Topolinsky
                                     ------------------------------------------
                                        Daniel C. Topolinsky
                                        President and Chief Operating Officer
                                        (principal executive officer)


                                  By:   /s/ John M. Woodbury, Jr.
                                     ------------------------------------------
                                        John M. Woodbury, Jr.,
                                        Chief Financial Officer
                                        (principal accounting officer)